EXHIBIT 10.21


                                                               [COMPANY LOGO]
                                                                 INTERSHOP
                                                               COMMUNICATIONS

June 24th, 1999

Clive Barwin
Sportsprize Entertainement, Inc.
101 West 5th Ave
Vancouver, BC V5Y 1H9

Re: Quote for Services

Mr. Barwin:

Thank  you  for  your  interest  in  Intershop  products.   We  appreciate  your
consideration. Intershop hereby offers the following products and prices, subject to the terms of this letter.

                           Items                                       Cost
  -------- ------------------------------------------------------ --------------
           Intershop Professional Services:
  -------- ------------------------------------------------------ --------------
     1     Solution Definition (on-site*):
           2 days, 2 engineer @ $2,000/day/engineer                  $ 8,000
  -------- ------------------------------------------------------ --------------
     2     Solution Definition (off-site):
           1.5 days, 2 engineers @ $2,000/day/engineer               $ 6,000
  -------- ------------------------------------------------------ --------------
           Estimated development and implementation
     3     (to be determined during solution definition):
           20 days @ $ 1,600/day                                     $32,000
  -------- ------------------------------------------------------ --------------
           Estimated Total                                           $46,000
  -------- ------------------------------------------------------ --------------
     * Reasonable Travel and living expenses while on-site are the responsibility of the client.

This quote is valid until June 25th, 1999.

To accept the above pricing, Sportsprize Entertainment must prior to 5:00 PM PDT no later than Thursday, June 24

(i) Counter sign and return to me this letter;
(ii) Submit to Intershop a valid purchase order for the products listed above;
     and
(iii) Accept delivery of the products by Wednesday, June 30th, 1999.

     Use of the software will be governed by the standard end-user license agreements contained with the software; the maintenance and technical support will be provided pursuant to Intershop's current technical support policy and associated agreement.


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                                                               [COMPANY LOGO]
                                                                 INTERSHOP
                                                               COMMUNICATIONS


     Professional services, including the solution definition, will be provided under the Professional Services Consulting attached to this letter as Exhibit A

     Please let me know if you have any questions or concerns. I can be reached at (416) 566-5092. Thanks again for your interest in Intershop and we looking forward to making this a very successful project and long-term relationship.

Sincerely yours,


/s/Naresh Shah
-----------------------------------
Naresh Shah
VAR Territory Manager, Canada


Accepted for Sportsprize Entertainment, Inc.


/s/Bob MacKay
-----------------------------------
Signed


June 24, 1999
-----------------------------------
Dated



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
                                                               [COMPANY LOGO]
                                                                 INTERSHOP
                                                               COMMUNICATIONS


                                    Exhibit A
                   Professional Services Consulting Agreement

INTERSHOP Communications, Inc. ("Intershop") and Client agree as follows:

1    Scope of Services/Software.

     Intershop will perform the professional services (the "Services") for Client in support of certain specific and discrete projects (each a "Project") as described in the attached work order(s) ("Exhibit(s)"), commencing with Exhibit B. Intershop will use its commercially reasonable efforts to complete any such Services and/or any project programming and materials ("Software") described in the related Exhibit in accordance with the terms and conditions of this Agreement. Each Project performed by Intershop for Client will be documented in a related Exhibit which will be governed by this Agreement and will be signed by authorized representatives of both parties. Each Exhibit will set forth, at a minimum, the work to be done, the duration of each Project, and the fees for the work to be performed.

2    Performance

     2.1 Method. All work will be performed in a workmanlike and professional manner by employees and contractors of Intershop. Intershop will have the right to determine the method, details, and means of performing the work to be done for Client. Client will have no right to, and will not, control the manner or determine the method of accomplishing Intershop's services. Client may, however, require Intershop's personnel at all times to observe Client's reasonable security and safety policies. Intershop's personnel will perform their work for Client primarily at Intershop's premises.

     2.2 Acceptance. For each Project described in the related Exhibit performed under this Agreement, Client will have a 5 day "Acceptance Period" beginning on the date that such Software and/or Service is delivered. During the Acceptance Period, Client will notify Intershop in writing adequately detailing any material nonconformance of such Software and/or Service to the specifications as set forth in the related Exhibit. If Intershop receives no notice of nonconformity, the Software and/or Service will be deemed accepted by Client at the end of the Acceptance Period. In the event that Client deliver Intershop written notice of nonconformance of Software and/or Service, Intershop will cure such material nonconformance in accordance with the Description of Work and deliver Software or Service to Client within 10 days of receipt of nonconforming notification.

     2.3 Project Documentation. Within 10 days of delivery of Software and/or Service, Intershop will deliver to Client related Project documentation, if applicable.

3    Fees, Expenses, Additional Work

     3.1 Fees. Client will pay Intershop fees set forth in the related Exhibit for Services and/or Software.

     3.2 Expenses. In addition to the foregoing, Client will pay Intershop its actual out-of-pocket expenses, including travel and living, as reasonably incurred by Intershop in furtherance of its performance hereunder.

     3.3 Additional Work. The fees and charges for any follow-up, installation, troubleshooting and/or additional work not described in the applicable exhibit will be performed at Intershop's then-current rates for such work, if such additional work was not caused by Intershop's negligence.

4    Ownership

     4.1 Ownership. As between Client and Intershop, except as set forth below in Section 4.2, all right, title, and interest, including copyright interests and any other intellectual property, in and to the Software produced or provided by Intershop for Services will be the property of Intershop. To the extent, for any reason, any interest accrues to Client therein, Client agree to assign and, upon its creation, automatically assign to Intershop the ownership of such Software, including copyright interests and any other intellectual property therein, without the necessity of any further consideration.

     4.2 Client's License. Effective upon completion of the Services and/or Software set forth in the applicable exhibit and payment by Client of the fees and expenses invoiced by Intershop for such Services and/or Software, Client will have a nonexclusive, nontransferable royalty-free perpetual license to use the Software in the machine-readable form as delivered to Client for so long as Client do not violate any provisions in this Agreement or any the related Software License Agreement which accompanies Intershop Software.


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                                                               [COMPANY LOGO]
                                                                 INTERSHOP
                                                               COMMUNICATIONS

     4.3 Prohibited Activities. Client will not derive or attempt to derive the source code or structure of all or any portion of the Software by reverse engineering, disassembly, decompilation or any other means. Client will not duplicate, manufacture, copy or reproduce any Software, or any portion thereof, except as expressly permitted by Intershop.

     4.4 Third-Party Interests. Client's interest in and obligations with respect to any programming, materials, or data to be obtained from third-party vendors, regardless of whether obtained with the assistance of Intershop, will be determined in accordance with the agreements and policies of such vendors.

5    Intershop Proprietary Information

     Client acknowledges that in order to provide the Services, it may be necessary for Intershop to disclose to Client certain proprietary information (scientific or technical data, information, design, process, procedure, formula, script, software or improvement that is commercially valuable to Intershop) that has been developed by Intershop at great expense and that have required considerable effort of skilled professionals ("Proprietary Information"). Client further acknowledges that the Software will of necessity incorporate such Proprietary Information. Client agrees that it will not disclose, transfer, use, copy, or allow access to any such Proprietary Information to any employees or to any third parties, excepting those who have a need to know such Proprietary Information in order to give effect to Client's rights hereunder and who have bound themselves to respect and protect the confidentiality of such Proprietary Information. In no event will Client disclose any such Proprietary Information to any competitors of Intershop.

6    Warranties

          6.1 Intershop warrants that:

          6.1.1 Intershop's providing of the Services and/or Software described herein does not violate any applicable law, rule, or regulation; any contracts with third parties; or any third-party rights in any U.S. patent, copyright, or trade secret right; and

          6.1.2 Intershop has sufficient right, title, and interest in and to the Software, exclusive of rights respecting programs, data, and materials identified as furnished to Client by third-party vendors, to grant and convey the rights accorded to Client under Section 4.2 hereof.

     6.2 INTERSHOP MAKES NO REPRESENTATION, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7    LIMITATION OF LIABILITY

     INTERSHOP'S LIABILITY HEREUNDER IS LIMITED TO THE AMOUNTS PAID BY CLIENT DURING THE TERM OF THIS AGREEMENT FOR THE INTERSHOP PROFESSIONAL SERVICES. IN NO EVENT WILL INTERSHOP HAVE ANY LIABILITY FOR ANY SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOST PROFITS, LOSS OF DATA, OR INTERRUPTION OF BUSINESS ARISING IN ANY WAY HEREUNDER UNDER ANY THEORY OF LIABILITY, WHETHER OR NOT INTERSHOP HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

8    Termination

     8.1 Termination. The Agreement may be terminated by either party upon 30 days' written notice, if the other party breaches any obligation provided hereunder and the breaching party fails to cure such breach within the 30 day period; provided that the cure period for any failure by Client to pay fees and charges due hereunder will be 15 days from the date of receipt by Client of notice of such failure.

     8.2 Remaining Payments. Within 30 days of termination of this Agreement for any reason, Intershop will submit to Client an itemized invoice for any fees or expenses theretofore accrued under this Agreement. Client, upon payment of accrued amounts so invoiced, will thereafter have no further liability or obligation to Intershop whatsoever for any further fees or expenses arising hereunder. In the event Intershop terminates this Agreement because of the breach by Client, Intershop will be entitled to a pro rata payment for work in progress based on the percentage of work then completed, plus the full amount of payment attributable to programming and materials already furnished by Intershop.

9    Independent Contractors

     The parties are and will be independent contractors to one another, and nothing herein will be deemed to cause the creation of an agency, partnership, or joint venture between the parties. Nothing herein will be interpreted or construed as creating or establishing the relationship of employer and employee between Client and either Intershop or any employee or agent of Intershop.

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                                                               [COMPANY LOGO]
                                                                 INTERSHOP
                                                               COMMUNICATIONS


10   Miscellaneous

     This Agreement will be governed by and constructed in accordance with the substantive laws of the State of Ohio. THE PARTIES AGREE THAT THE U.N. CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS AGREEMENT. The Agreement will not be construed or interpreted against the party causing this Agreement to be drafted. This is the entire Agreement between the parties hereto relating to the Services and supersedes any prior purchase order, communications, advertising or representations concerning the contents of the Services. All exhibits attached hereto are incorporated herein by this reference. No change or modification will be valid unless it is in writing and is signed by the parties hereto.


Accepted by Client


Name SPORTSPRIZE ENTERTAINMENT, INC.


Signed /s/ Bob MacKay
       --------------------------------
       Donald Robert MacKay

Date June 24, 1999



Accepted for Intershop

Name Thomas Luckenbach
     Director of Prof Services

Signed /s/ Thomas Luckenbach
       --------------------------------

Date 8/6/99




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                   Professional Services Consulting Agreement

                                    Exhibit B

                Solution Definition: Project Description and Fees

The following is the Project work order which defines the Project/Scope of Work to be provided by Intershop to Client in accordance with the Professional Services Agreement.
--------------------------------------------------------------------------------

The delivery of the Description of Work is based on the following assumptions:

1. Billing for reasonable required travel costs, time, and related expenses will be billed separately by Intershop and are the responsibility of the Client.
2. Intershop will be provided with suitable and stable integration APIs for the integration into any systems such as third party systems.
3.   Client will be responsible for all co-location and hosting fees.
4. Client assures timely and functional delivery of all portions of the project for which Client undertakes responsibility.

Description of Work - Solution Definition

IPS will provide a Solution Definition service for Client as part of this description of work. The Solution Definition is equivalent to the Phase 1 of the published IPS process of delivering custom solutions to clients. During Solution Definition, IPS will conduct workshops with Client to identify the specific needs of Client required of the Intershop technology. The customization, development, and integration work necessary to meet Client specific requirements and related pricing will be documented as part of the Solution Definition activity. Note: This project phase does not include the actual customization of Intershop technology.

Phase 1: Solution Definition: During Solution Definition, IPS will provide the following document-based deliverables.

o        Project Purpose and Vision
o        High Level System Architecture Diagrams (Physical and Operational
         Views)
o        Functional Scope Matrix
o Project Plan for Phases 2-5, including a detailed description of the Software (and/or any necessary Software customization) to be developed along with a timeline with specific milestone deliverables for review (hereafter, "Project Plan")
o Final Proposal (and Prices) for Phases 2-5 for all work identified in the Project Plan
o        Hardware/Software Requirements
o        Success Criteria
o        Meeting Minutes


Fees
Client will pay Intershop $2000 per staff-day per person, (a staff-day is one engineer working for 8 hours.) In accordance with paragraph 2.3, Client will pay reasonable travel and living for Intershop personnel while


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working on this project.  Intershop will invoice Client at the end of each month for time expended during the month and payment is due upon receipt.

The estimated scope of work is a total of 6 staff days: 4 staff-days of onsite work and 3 staff-days of off-site work. Intershop agrees to provide the solution definition for a fixed price of $14,000 (plus reasonable travel and living for Intershop personnel while working on this project) under payment terms set forth above.

Intershop will invoice Client on a monthly basis for work completed to date. The parties hereby confirm that this Project as set forth above is to be completed in accordance with the terms and conditions of the Agreement entered into by the parties as of the Effective Date of such Agreement.

INTERSHOP Communications, Inc.          Client:  Sportsprize Entertainment Inc.

By: /s/ Thomas Luckenbach               By: /s/ Bob MacKay
    ----------------------------            -------------------------------

Title: Director of Prof Services        Title:  CEO